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Exhibit 32.1

CERTIFICATION FURNISHED PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Meru Networks, Inc. (the "Company") for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Dr. Bami Bastani, President and Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DR. BAMI BASTANI Dr. Bami Bastani President and Chief Executive Officer
March 20, 2013

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  Exhibit 32.1
CERTIFICATION FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002